Exhibit 10.4

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

DEBENTURE

A DEBENTURE made on the 4th day of April 2011

Between

(1)	KULICKE & SOFFA PTE. LTD. (registration number 199902120H), as borrower (“Borrower” and includes its successors in title); and

(2)	DBS BANK LTD. (registration number 196800306E), as lender (the “Lender”).

WHEREAS

(A)
Facilities Agreement: By an agreement dated the 4th day of April 2011 (“Facilities Agreement”) and made between the Borrower and the Lender, Lender has agreed to make Borrower the following banking facilities (“Facilities”)

(i)	a short term loan facility of up to the maximum aggregate principal amount of US Dollar Twelve Million (USD12,000,000.00) only (“STL Facility”); and

(ii)	a revolving credit facility of up to the maximum aggregate principal amount of US Dollar Eight Million (USD8,000,000.00) only (“RC Facility”),

upon the terms and subject to the conditions contained therein.

(B)
Debenture: It is one of the conditions in the Facilities Agreement that the Borrower executes and delivers this Debenture in favour of the Lender as security for payment and repayment of the Total Secured Amounts upon the terms and subject to the conditions herein contained.

NOW THIS DEBENTURE WITNESSES as follows:-

INTERPRETATION

1.1          Definitions in Facilities Agreement: In this Debenture, unless the context otherwise requires and save as specifically defined in this Debenture, words and expressions defined in the Facilities Agreement shall have the same meanings when used in this Debenture.

1.2          Further definitions: In this Debenture each of the following expressions has, except where the context otherwise requires, the meaning shown opposite it:-

Business Day	a day (other than a Saturday, Sunday or public holiday) on whichbanks are open for business in Singapore and New York City for the transaction of business of the nature required by this Debenture;
Charged Property	the property, assets and rights for the time being comprised in or subject to the charges contained in this Debenture; and references to the “Charged Property” include references to any part of it;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

Default Notice	a notice served by the Lender pursuant to Clause 8.1;
Power	in relation to the Lender and the Receiver, their respective powers, discretions and rights under this Debenture, any other document or the general law;
Receiver	any one or more receivers and/or managers or administrative receivers appointed by the Lender pursuant to this Debenture in respect of the Borrower or over all or any of the Charged Property;
Securities
all stocks, shares, bonds and securities of any kind whatsoever whether marketable or otherwise and all other interests including but not limited to loan capital of the Borrower both present and future in any company, firm, consortium or entity wheresoever situate including all allotments, accretions, offers, rights, benefits and advantages  whatsoever at any time accruing, offered or arising in respect of the same whether by way of conversion, redemption, bonus, preference, option, dividend, interest or otherwise; and

Security Interests
any encumbrance, mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, right of set-off, assignment by way of security, or any security interest whatsoever, howsoever created or arising excluding hire purchase transactions, liens and rights of set-off arising in the normal course of trading or by operation of law.

1.3          Construction:

(a)	Unless the context otherwise requires, any references in this Debenture to:-

(i)	any statute is a reference to that statute as amended or re-enacted from time to time;

(ii)
except to the extent that the context otherwise requires, any reference to "this Debenture" includes this Debenture as from time to time amended, modified,  supplemented, restated, novated or replaced and any document which is supplemental hereto or which is expressed to be collateral herewith or which is entered into pursuant to or in accordance with the terms hereof;

(iii)
any “freehold property” or “leasehold property” includes any buildings, structures or fixtures (including trade fixtures), fixed plant, machinery or equipment from time to time and at any time thereon;

(iv)	a “lease” includes any letting, underlease, sublease or tenancy and any agreement for any letting, underlease, sublease or tenancy;

(v)	a “Receiver” includes a receiver, a manager, and also a receiver and manager;

(vi)	"shares" includes stock, options and other rights to acquire shares;

(vii)	the expression “the Borrower” where the context admits include its successors whether immediate or derivative;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(viii)	the expression “the Lender” where the context admits include its successors and assigns whether immediate or derivative.

(b)	References to the masculine gender include the feminine and vice versa.

(c)	Headings and the table of contents are for ease of reference only and shall be ignored in construing this Debenture.

(d)	Words importing the singular number include the plural number and vice versa.

(e)	Words denoting natural persons include any body or persons corporate or incorporate.

(f)
References to “Clauses” and “Schedules” are to be construed as references to the clauses of, schedules to, this Debenture. Any reference to a sub-Clause, a paragraph or sub-paragraph is to a sub-Clause, paragraph or sub-paragraph of the Clause in which such reference appears.

COVENANT TO PAY

2.1         Covenant to pay: The Borrower covenants as a principal debtor and not just as surety with the Lender that it shall duly and punctually pay or discharge to the Lender the Total Secured Amounts in accordance with the provisions of the Facilities Agreement.

CHARGES AND ASSIGNMENT

3.1          Fixed and floating charges: The Borrower as legal and beneficial owner charges as continuing security for the payment, repayment or discharge of the Total Secured Amounts:-

(a)	by way of a first (1st) fixed charge to the Lender:-

(i)
all fixed assets of the Borrower including but not limited to the freehold or leasehold property in Singapore of the Borrower both present and future including all buildings and fixtures (including trade fixtures) from time to time on any such property all liens, charges, options, agreements, rights and interest over the land both present and future and all plant, machinery, motor vehicles, computers and other equipment of the Borrower both present and future and the full benefit of all warranties and maintenance contracts for any of the same but excluding stock in trade of the Borrower;

(ii)	the Securities;

(iii)
the uncalled capital, all patents, trademark applications, inventions, trade marks, trade names, registered designs, copyrights, know-how, trade secrets and other intellectual property rights and all licences and ancillary rights and benefits including all royalties fees and other income deriving from the same both present and future of the Borrower; and

(iv)	all the goodwill in connection with all businesses for the time being carried on by or on behalf of the Borrower for the time being owned or held by the Borrower;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(b)	by way of a first (1st) floating charge to the Lender:-

(i)
all book and other debts, revenues and claims both present and future (including bank deposits and credit balances) and all things in action due or owing or which may become due or owing to or purchased or otherwise acquired by the Borrower and the full benefit of all rights and remedies relating thereto including but not limited to any negotiable or non-negotiable instruments, guarantees, indemnities, debentures, legal and equitable charges and other security reservation of proprietary rights of tracing liens and all other rights and remedies of whatsoever nature in respect of the same; and

(ii)
the undertaking of the Borrower and all its other movable and immovable property, other assets and rights to the Borrower including but not limited to stock in trade wheresoever situate of the Borrower and the benefit of any Security Interest and securities from time to time and at any time held by the Borrower in respect of any such and all other rights whatsoever and wheresoever, both present and future and all the property described in Clause 3.1(a) (i), (ii), (iii) and (iv) (if and in so far as the charges thereon herein  contained shall for any reason be ineffective as fixed charges), all the assets and property referred to in sub-paragraphs (b)(i) & (b)(ii) above are hereinafter collectively called  the “Floating Charge Assets”.

3.2          Conversion of Floating Charge into Fixed Charge

(a)
Crystallisation: The Lender may at any time by notice in writing to the Borrower forthwith convert the said floating charge over the Floating Charge Assets into a fixed charge as regards any properties and assets specified in the said notice which it shall in its absolute discretion consider to be in jeopardy or in danger of being seized or sold under any form of distress or execution levied or threatened and may appoint a Receiver thereof and the Borrower hereby undertakes to do and execute all acts, documents and things to effect the abovesaid conversion in respect of the properties and assets specified in the said notice.

(b)
Automatic Crystallisation Provision: If the Borrower charges, pledges or otherwise encumbers in favour of any third party, whether by way of a fixed or floating security any of the assets hereby charged or attempts to do so without the prior written consent of the Lender or if any person attempts to levy any distress, execution, sequestration or other attempts or other process against any of the assets hereby charged or if any floating charge, whether created before or after the date hereof, shall crystallise over any of the assets hereby charged, the floating charges hereunder shall automatically without notice operate as fixed charges instantly upon the occurrence of such event.

(c)
Refloatation: At any time after the floating charge shall crystallise over any of the assets hereby charged (hereinafter referred to as “the Crystallised Charge”) whether automatically pursuant Clause 3.2(a) or 3.2(b) or by reason of the appointment of a Receiver or Receivers pursuant to Clause 10 or otherwise howsoever, the Lender may decrystallise or refloat the Crystallised Charge over all or any of the assets subject thereto by notice in writing to that effect to the Borrower.

3.3          Warranty: The Borrower warrants to the Lender that it is absolutely entitled to all of the Charged Property and that the Charged Property is, save and except for the Security Interest created pursuant to this Debenture and those permitted under the Facilities Agreement, free from all Security Interests, encumbrances and claims whatsoever.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

3.4          Security Interest: It is hereby agreed that in the event other Security Interest (other than the Security Interest created under this Debenture) is created over any part of the Charged Property in favour of the Lender directly pursuant to the terms of the Facilities Agreement, such Security Interest shall rank in priority in point of priority and security over the charges created pursuant to Clause 3.1.

CONTINUING SECURITY

4.1          Continuing Security: Without prejudice to Clause 2.1, the charges, covenants and provisions contained in this Debenture shall remain in force as continuing security to the Lender notwithstanding any settlement of account or reduction or repayment or discharge of the Total Secured Amounts for the time being owing or any other act, event or matter whatsoever, except only:-

(a)	the execution under a written agreement by the Lender of an absolute and unconditional release; or

(b)	the execution by the Lender of a receipt for all (and not part only) of the Total Secured Amounts.

PROVIDED THAT notwithstanding anything herein contained to the contrary, it is agreed that, in the event that the Total Secured Amounts have been repaid in full, then the Lender shall as soon as practicable after such payment shall have been made, discharge this Debenture and upon such discharge the Lender shall deliver or cause to be delivered the Charged Property which are in the Lender’s possession or control to the Borrower.

COVENANTS BY BORROWER

5.1          Covenants: The Borrower undertakes to the Lender that, as long as the Total Secured Amounts shall remain outstanding and undischarged, it shall:-

(a)	not to create or permit to exist upon or affect any of the Charged Property any Security Interest other than where permitted under the Facilities Agreement;

(b)
unless otherwise  permitted under the Facilities Agreement, not to transfer, assign, charge, sell, lend or otherwise dispose of all or any part of the Charged Property (and shall not agree to do the same, conditionally or unconditionally), not to exercise any statutory or other powers of making leases or of accepting or agreeing to accept surrenders of lease and not to part with possession of, or grant any licence or right to occupy, any of the freehold or leasehold property from time to time and at any time owned by the Borrower;

(c)	forthwith to inform the Lender in writing if it acquires, or agrees to acquire any immovable property;

(d)
as and when requested by the Lender from time to time, to deposit with the Lender (which the Lender shall be entitled to retain during the continuance of this security) all documents of title relating to the Charged Property from time to time owned by the Borrower;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(e)
not to transfer, factor, discount, sell, release, compound, pledge, assign, subordinate, defer or otherwise (and shall not agree to do so, conditionally or unconditionally) vary the terms of any book or other debts or amounts from time to time and at any time due, owing or payable to the Borrower and not to deal otherwise with the same except in the usual course of trading  or as permitted under the Facilities Agreement; and to pay into such account as may be directed by the Lender from time to time all moneys which it may receive in respect of such debts and, if the Lender so requires, promptly execute at the Borrower’s own cost, a legal assignment in favor of the Lender in terms specified by the Lender of all or any of such debts or amounts and any Security Interests or documents relating to them and give such notices of assignment to the relevant parties and use its best endeavours to procure that each of such parties acknowledges such notice to the Lender (such notices and acknowledgements in form and substance acceptable by the Lender) or otherwise to negotiate the same to the Lender;

(f)	forthwith to notify the Lender in writing of any notice or information received by the Borrower concerning:-

(i)	any proposal for the compulsory acquisition of any of its Charged Property; or

(ii)	any application which is made (or proposed to be made) by any person other than the Borrower for permission for any development which affects any of its Charged Property;

and, at the cost of the Borrower, to take any action regarding any such proposal, application or matter as the Lender may reasonably require;

(g)
not to negotiate, compromise, abandon or settle any claim for compensation (whether payable under any statute or otherwise) or any claim under any insurance in respect of any Charged Property from time to time and at any time owned by the Borrower or any other material compensation, insurance or other claim;

(h)
not to do any act or thing or cause to be done any act or thing which will materially lessen the value of the Borrower’s interest in any of the Charged Property from time to time and at any time owned by the Borrower;

(i)
to keep in a good state of repair and in proper working order and to renew and replace when necessary all buildings, structures, fixtures, plant, machinery and equipment belonging to, or used by, the Borrower;

(j)	upon notification by the Lender, to allow the Lender (and any persons appointed in writing by the Lender) full access to the Charged Property to carry out any survey, valuation or inspection;

(k)	punctually discharge all liabilities which by the general law would rank, or might come to rank, in priority to any of the charges contained in this Debenture;

(l)
to observe and perform all covenants and stipulations from time to time affecting its patents, applications, trade marks, trade names, registered designs and copyrights and all other industrial or intangible property or any licence or ancillary or connected rights or benefits from time to time relating to industrial or intangible property and preserve maintain and renew when necessary or desirable all such licences and rights;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(m)
not do or cause or permit to be done anything which may in any way materially depreciate, jeopardise or otherwise materially prejudice the value to the Lender of the security hereby charged and not to incur any expenditure or liabilities of an exceptional or unusual nature without the prior written consent of the Lender;

(n)
at any time if and when required by the Lender, to execute such further fixed or floating charges or assignments in favour of the Lender or as the Lender shall from time to time direct and require over all or any of the Charged Property both present and future including specified in any notice converting the floating charge into a fixed charge all book and other debts, revenues and claims of the Borrower and all rights and remedies relating thereto both present and future (including any vendor's lien) to secure all moneys, obligations and liabilities hereby covenanted to be paid or otherwise hereby secured or to facilitate the realisation of the Charged Property or the exercise of the powers conferred on the Lender or the Receiver such further charges or assignments to be prepared by or on behalf of the Lender at the cost of the Borrower;

(o)
where applicable, punctually pay all quit rents, taxes and all outgoings payable in connection with or arising out of the Charged Property or of the Borrower’s business and obtain or cause to be obtained all necessary licences and comply with all regulations relating to the carrying on of such business and the Borrower shall produce to the Lender the receipts for all such payments as aforesaid. In the event of the Borrower failing to pay any money herein covenanted to be paid, it shall be lawful for but not obligatory upon the Lender to pay the same or any part thereof and all monies expended by the Lender (which determination shall be conclusive and binding on the Borrower) in maintaining or carrying such monies expended from the date of demand shall be recoverable from the Borrower and shall be paid on demand being made by the Lender and until payment thereof shall bear default interest at the rate specified in the Facilities Agreement and form a part of the monies hereby secured;

(p)
where applicable, keep the buildings now standing or that may hereafter be erected on the Charged Property and all fittings and fixtures therein in tenantable repair and condition. In default whereof it shall be lawful for but not obligatory upon the Lender at any time to enter upon the Charged Property and to effect such repairs as may be necessary and all monies expended by the Lender with interest thereon as determined aforesaid from the date of such payments shall be repaid by the Borrower on demand for the same being made by the Lender;

(q)
observe and comply with any conditions, covenants, restrictions and category of land use express or implied binding on the Charged Property or building erected or to be erected hereafter or otherwise howsoever in respect of the Charged Property and will not do or omit to do or suffer to be done or omitted any act matter or thing in or in respect of the Charged Property or any part thereof which shall contravene the provisions of any Act, ordinance, order, rule, regulation or law now or hereafter affecting the same and will at all times hereafter indemnify and keep indemnified the Lender against all claims, demands, actions, proceedings, costs and expenses, in respect of any such act, matter or thing done or omitted to be done in contravention of the said provisions;

(r)
give to the Lender within seven (7) days of the receipt of the notice of the same full particulars of any notice or proposal for a notice or order or proposal for an order given or issued or made to the Borrower in respect of the Charged Property or any part thereof by or on behalf of any planning, local government, public health, sanitary, housing or other authority and if so required by the Lender produce such notice to the Lender and also shall without delay and within the period prescribed by such notice take all reasonable and necessary steps to comply with the provisions of such notice or order and also may on the Borrower’s own accord or shall at the request of the Lender and at the Borrower’s cost make or join with the Lender in making such objections or representations against or for in respect of any such proposal or such a notice or order as the Lender shall deem expedient;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(s)
upon receipt of a notice in writing from the Lender that in the opinion of the Lender any use by the Borrower of the Charged Property or any part thereof or any buildings thereon whether by reason of overcrowding or for any other reason whatsoever is considered or deemed to or would affect adversely the security of the Lender discontinue such use forthwith;

(t)
upon request by the Lender, which request may be made from time to time, procure a valuation of the Charged Property, such valuation to be carried out at the Borrower’s own cost and expense by independent professional valuers/surveyors acceptable to the Lender in accordance with the standards and practices for the time being accepted in the relevant industry and with such other requirements as the Lender may stipulate; and

(u)	not to affix plant, equipment and machinery forming part of the Charged Property on any land not charged to the Lender.

5.2          Failure to perform: If the Borrower for any reason fails punctually to observe or perform any of its obligations to the Lender (whether under this Debenture or otherwise), the Lender shall have power but not obligatory, on behalf of or in the name of the Borrower or otherwise, to perform that obligation and to take any steps which the Lender may in its absolute discretion consider appropriate with a view to remedying, or mitigating the consequences of, the failure but so that the exercise of this power (or the failure to exercise it) shall in no circumstances prejudice the Lender's rights under Clause 13.

INSURANCE

6.1          Insurance:

(a)
The Borrower shall keep all the Charged Property covered by this Debenture wheresoever situate in good order and condition and insured by the Borrower at its expenses with the name of the Lender endorsed as loss payee for a sum satisfactory to the Lender against loss or damage and against any other risks as the Lender may from time to time decide their full insurable value to the satisfaction of the Lender with an insurance company to be approved by the Lender and the Borrower shall punctually pay all premiums necessary for maintaining such insurance and shall permit the insurance policy to be deposited with and retained by the Lender during the period of this security and all moneys which may at any time hereafter be received or receivable under any such insurance or any other insurance covering any of the properties and assets, plant, equipment and machinery which are hereby charged to and shall be paid to the Lender (or if not paid by the insurers directly to the Lender, held in trust for the Lender) and shall at the option of the Lender be applied in replacing or restoring or reinstating the properties and assets, plant, equipment and machinery destroyed lost or damaged (any deficiency being made good by the Borrower) or (save in the case of leasehold property) in reduction of the moneys obligations and liabilities hereby secured.

(b)
If default is made by the Borrower in effecting, maintaining or renewing any such insurance as aforesaid it shall be lawful for but not obligatory upon the Lender at the cost and expense of the Borrower to effect, maintain or renew any such insurance as aforesaid as the Lender may think fit and any sum if paid out by the Lender may be debited to the account of the Borrower and shall be deemed to be charged on the properties and assets hereby charged in addition to the principal moneys hereby advanced.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

6.2          Restriction Against Additional Insurance: The Borrower shall not except at the request or with the consent in writing of the Lender effect or keep any insurance against any risk in respect of the said machinery, plant, equipment, buildings, fixtures or properties when the Lender has effected or shall keep such insurance.

6.3          Premium Receipts: The Borrower if required, shall permit all insurance policies and the receipt or other evidence of payment of premia or any premium paid by the Borrower to remain in custody of the Lender and will when required deliver or produce to the Lender or to such persons as the Lender may direct any policy of insurance effected by the Borrower and the receipt or other evidence of payment of the current premium in respect thereof.

6.4          Application of Insurance Monies: The Lender may require any money received on any insurance of the said machinery, plant, equipment, buildings, fixtures or properties whether effected by the Lender or by the Borrower to be applied in or towards making good the loss or damage in respect of which the moneys is received or receivable or in or towards the discharge of any principal money and interest owing by the Borrower to the Lender and the Borrower shall hold any money received on such insurance in trust for the Lender, and the Lender may receive and give a good discharge for any such monies.

6.5          Workmen's Compensation Insurance: The Borrower, where applicable, shall take out and maintain for such amount and with such insurance company as shall be approved by the Lender a policy of insurance in respect of workmen's compensation for all employees of the Borrower, or alternatively, comply with any law for the time being relating to the establishment of social security schemes or benefits for the employees.

EXPENSES

7.1          Expenses: The Borrower further covenants with the Lender to reimburse or pay to the Lender and/or the Receiver (on the basis of a full indemnity) the amount of all costs, charges and reasonable expenses incurred by the Lender or the Receiver in connection with:-

(a)
the investigation of title to or any survey, inspection or valuation of the Charged Property under or in connection with this Debenture and the preparation, registration or perfection of this Debenture (or any of the charges herein contained) or any other document relating hereto;

(b)
the exercise, or any attempted or purported exercise or the consideration of any exercise, by or on behalf of the Lender or the Receiver of any of the powers of the Lender or the Receiver or any other action taken by or on behalf of the Lender or the Receiver with a view to or in connection with the recovery by the Lender or the Receiver of the Total Secured Amounts from the Borrower or any other person; and

(c)	the carrying out or consideration of any other act or matter which the Lender or the Receiver may consider to be for the preservation, improvement or benefit of the Charged Property.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

DEFAULT

8.1          Event of Default:  On and at any time after the occurrence of an Event of Default which is continuing, the Total Secured Amounts shall become due and immediately repayable. Without prejudice to the rights of the Lender to make a demand under the Facilities Agreement, a demand (“Default Notice”) for repayment of the Total Secured Amounts or the balance thereof and any other moneys due as aforesaid under any of the provisions of this Debenture, the Facilities Agreement or the Security Documents may be made by the Lender in the manner as provided under the Facilities Agreement.

8.2          Cross Default: It is hereby expressly declared that the occurrence of an Event of Default which is continuing shall be deemed to be a breach hereunder and shall entitle the Lender to enforce any or all other remedies contained in this Debenture provided always that the right of the Lender to enforce its rights under this Debenture shall be made in accordance with the provisions provided under the Facilities Agreement.

POWERS OF THE LENDER

9.1          Service of Default Notice: Upon the service of a Default Notice the Lender may exercise, without further notice and without any statutory restriction in any jurisdiction and whether or not it shall have appointed a receiver, all the powers and discretions conferred on mortgagees or chargees by statute or otherwise as by this Debenture varied or extended including but not limited to exercise its power, at its absolute discretion to do the following:-

(a)
to sell all the title to and interest in the Charged Property or any interest in the same, and to do so for shares, debentures or any other securities whatsoever or in consideration of an agreement to pay all or part of the purchase price at a later date or dates or to make periodical payments, whether or not such agreement is secured by a Security Interest or a guarantee or for such other consideration whatsoever as the Lender may deem appropriate and also to grant any option to purchase and to effect exchanges;

(b)
with a view to selling the Charged Property (or offering it for sale) to repair, replace, alter, improve or develop the Charged Property and to apply for any appropriate permission, licence or approval;

(c)	in connection with the sale of the Charged Property, to carry out any transaction, scheme or arrangement which the Lender deems appropriate;

(d)	to insure the Charged Property against such risks (in addition to loss or damage by fire) and for such amounts as the Lender may consider prudent;

(e)	to do all or any of the things or exercise all or any of the powers (mutatis mutandis) which are mentioned or referred to in clause 10.6 and which may not be included in this clause 9.2; and

(f)	to sever any fixtures and to sell them apart from the land or buildings on or to which they are affixed.

9.2          Delegation: In addition and without prejudice to any of its statutory powers, the Lender may at any time by deed delegate to the Receiver all or any of the extended powers of leasing and accepting surrenders of leases conferred on the Lender by this Debenture.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

APPOINTMENT OF RECEIVER

10.1        Appointment: At any time after it has served a Default Notice, the Lender may by deed appoint such person or persons as it thinks fit to be Receiver of the Charged Property. Any Receiver referred to in this Clause 10 may enjoy the benefit or enforce the terms of this Clause 10 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

10.2        Replacement:  The Lender may by deed remove the Receiver and appoint another in his place, and the Lender may also appoint another receiver/manager if the Receiver resigns.

10.3        Extension of appointment: The exclusion of any part of the Charged Property from the appointment of the Receiver shall not preclude the Lender from subsequently extending his appointment (or that of the Receiver replacing him) to that part.

10.4        Borrower’s Agent: The Receiver shall, so far as the law permits, be the agent of the Borrower. The Borrower shall be solely responsible for his acts, omissions and defaults and be liable for any contracts or engagements made or entered into by it and the Lender shall not, in any circumstances whatsoever, be in any way responsible for any misconduct, negligence or default of the Receiver.

10.5        Remuneration: The remuneration of the Receiver may be fixed by the Lender (and may be or include a commission calculated by reference to the gross amount of all money received or otherwise) but such remuneration shall be payable by the Borrower alone and the Lender shall not incur any liability thereof by reasons of its making his appointment as such Receiver or of its having made or given any instructions or for any other reasons whatsoever. The amount of such remuneration may be debited by the Lender to any account of the Borrower but shall in any event form part of the Total Secured Amounts and accordingly be secured on the Charged Property under the charges contained in this Debenture.

10.6        Powers of Receiver: The Receiver shall have full power, in his absolute discretion:-

(a)
to take possession of, and to get in and collect, all or any of the Charged Property and exercise in respect of the securities all votings or other powers or rights available to a registered holder thereof in such manner as he may think fit;

(b)
to carry on, manage, develop, reconstruct, amalgamate, diversify or commence on the business of the Borrower or any part thereof without being responsible for loss or damage and raise or borrow any money from or incur any liability for the Lender or others on such terms with or without security as he may think fit and such security may be or include a charge on the whole or any part of the Charged Property ranking in priority to this Debenture or otherwise;

(c)
to sell, exchange, license or otherwise dispose of or in any way whatsoever deal with the Charged Property for such consideration (if any) including shares, debentures or any other securities whatsoever, and upon such terms as he may think fit, the Receiver or Receivers shall not be accountable for any loss or damage which may be suffered by the Borrower by reason of the exercise of such discretion;

(d)
to make any leases whatsoever of the Charged Property and (with or without consideration) to accept or agree to accept surrenders of leases of the Charged Property in such circumstances, for such purposes and upon such terms whatsoever as he may think fit; and to vary the terms of any lease affecting the Charged Property and to act in relation to any review of the rent under such a lease in such manner as he may think fit;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(e)	to appoint and engage employees, managers, trustees and advisers of the Borrower upon such terms as to remuneration and otherwise and for such periods as he may determine, and to dismiss them;

(f)	to insure, repair, improve, replace, exploit or develop the Charged Property in any manner;

(g)
for such consideration and on such terms as he may think fit, to purchase outright or acquire by leasing, hiring, licensing or otherwise, any land, buildings, plant, equipment, vehicles or materials or any other properties, assets or rights of any description which he considers necessary or desirable for the benefit of the Charged Property;

(h)
in connection with the exercise (or the proposed exercise) of any of his powers or in order to obtain payment of his remuneration (whether or not it is already due), to borrow or raise money  from  any person (including  the  Lender) without security or on the security of the Charged Property and generally in such manner and on such terms as he may think fit;

(i)	to bring, defend, submit to arbitration, negotiate, compromise, abandon and settle any claims and proceedings concerning the Charged Property;

(j)	to transfer all or any of the Charged Property or any of the liabilities of the Borrower to any other company or body corporate whether or not formed or acquired for the purpose;

(k)	to call up all or any portion of the uncalled capital from time to time and at any time of the Borrower;

(l)
generally to carry out, or cause or authorise to be carried out, any transaction, scheme or arrangement whatsoever (whether similar or not to any of the foregoing) in relation to the Charged Property which he may consider expedient as effectually as if he were solely and absolutely entitled to the Charged Property;

(m)
in connection with the exercise of any of his powers, to execute or do, or cause or authorise to be executed or done, on behalf of or in the name of the Borrower or otherwise as he may think fit all documents, acts or things which he may consider appropriate;

(n)
to promote the formation of companies with a view to the same purchasing, leasing, licensing or otherwise acquiring interests in all or any of the Charged Property or otherwise, arrange for such companies to trade or cease to trade and to purchase, lease, license or otherwise acquire all or any of the Charged Property on such terms and conditions whether or not including payment by instalments secured or unsecured as he may think fit;

(o)	to make any arrangement or compromise or allow time for payment or enter into, abandon, cancel or disregard any contracts which he shall think expedient;

(p)
to do all such things as may seem to the Receiver to be incidental or conducive to any other powers vested in him or to be conducive to the realization of the security constituted by or pursuant to this Debenture; and

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(q)	to exercise all powers set out in the Companies Act as now in force (whether or not in force at the date of exercise) and any powers added thereto after the date of this Debenture.

10.7        Application: All proceeds arising from the exercise of the powers of the Receiver(s) or the Lender and all other amounts received by the Receiver(s) or the Lender after the service of a Default Notice shall be applied in the manner contained in the Facilities Agreement.

PROTECTION OF THIRD PARTIES

11.1        No enquiry: No purchaser from, or other person dealing with, the Lender or the Receiver shall be concerned to enquire whether any of the powers which it or he has exercised or purported to exercise has arisen or become exercisable, whether the Total Secured Amounts remain outstanding or whether any case has happened to authorise the Receiver to act or whether as to the proprietary or validity of the exercise or purported exercise of any such power.  The title of any such purchaser and the position of any such person shall not be impeachable by reference to any of those matters.

11.2        Discharge to purchaser: The receipt of the Lender or the Receiver shall be an absolute and a conclusive discharge to a purchaser and shall relieve him of any obligation to see to the application of any amounts paid to or by the direction of the Lender or the Receiver.

11.3        Purchaser: In clauses 11.1 and 11.2, "purchaser" includes any person acquiring, for money or money's worth, any lease of, any Security Interest over or any other interest or right whatsoever in relation to, the Charged Property.

PROTECTION OF LENDER AND RECEIVER

12.1        No liability: Neither the Lender nor the Receiver shall be liable in respect of any loss or damage which arises out of the exercise or the attempted or purported exercise of, or the failure to exercise, any of their respective powers. The Borrower hereby irrevocably and unconditionally agrees with the Lender to indemnify the Lender and each nominee and delegate thereof (each an "Affected Person") against all liabilities, costs, charges and expenses (including any tax liability and, in each case, service tax charged or chargeable in respect thereof):-

(a)	to which such Affected Person becomes subject by reason of it being a nominee or delegate pursuant hereto; and

(b)	incurred by such Affected Person in the execution or purported execution of the rights, trust, powers, authorities, discretions and obligations vested in it under this Debenture;

including but not limited to those relating to all actions, proceedings, claims and demands in respect of any matter or thing done or omitted in any way relating to this Debenture but excluding therefrom any such liability, cost, charge or expense resulting from the wilful misconduct or gross negligence of such Affected Person. Any third party referred to in this Clause 12 may enjoy the benefit or enforce the terms of this Clause 12 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore

12.2        Possession: Without prejudice to the generality of clause 12.1, entry into possession of the Charged Property shall not render the Lender or Receiver liable to account as chargee in possession; and if and whenever the Lender or Receiver enters into possession of the Charged Property, it shall be entitled at any time at its pleasure to go out of such possession.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

INDEMNITY

13.          Indemnity: The Borrower further covenants with the Lender to fully indemnify the Lender and the Receiver against all claims, proceedings, liabilities, costs, charges and reasonable expenses which the Lender or the Receiver may incur (in the case of the Lender, whether before or after it has served a Default Notice) in consequence of:-

(a)
anything done or purported to be done by the Lender or the Receiver under this Debenture or any other document relating hereto or of any failure by the Borrower to comply with its obligations to the Lender hereunder or otherwise in connection herewith; or

(b)	any payment in respect of the Total Secured Amounts (whether made by the Borrower or a third person) being impeached or declared void for any reason whatsoever;

save and except where such claims, proceedings, liabilities, costs, charges and expenses are caused by the breach, gross negligence or willful default of the Lender and/or the Receiver. Any Receiver referred to in this Clause 13 may enjoy the benefit or enforce the terms of this Clause 13 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore

 FIXED SECURITY

14.1        Fixed mortgage or charge: The Borrower further covenants with the Lender upon the Lender's demand to execute at the Borrower’s own cost, as a continuing security for the payment or discharge of the Total Secured Amounts, a fixed mortgage or charge on terms specified by the Lender of all or any part of the Charged Property which is from time to time and at any time subject to the floating charge contained in this Debenture.

 FURTHER ASSURANCE AND POWER OF ATTORNEY

15.1        Further assurance:  The Borrower further covenants with the Lender from time to time and at any time (and, for the purposes mentioned in clause 15.1(a), notwithstanding that the Lender may not have served a Default Notice) upon the Lender's demand to execute at the Borrower’s own cost any documents or do any act or thing which:-

(a)	the Lender may specify with a view to perfecting or improving any charge or security created or intended to be created by this Debenture; or

(b)	the Lender or the Receiver may specify with a view to facilitating the exercise or the proposed exercise of any of their powers.

15.2        Power of Attorney: For the purpose of securing the interest of the Lender in the Charged Property and the performance of its obligations to the Lender, whether under this Debenture or otherwise, the Borrower irrevocably and by way of security appoints any and every Receiver appointed and his/their substitutes and the Lender to be its attorney (“the Attorney”) (with full power to appoint substitutes and to sub-delegate, including power to authorise the person so appointed to make further appointments, in both cases, with regard to all or any part of the Charged Property), on behalf of the Borrower and in its name or otherwise and as its act and deed to deal with the Charged Property to perform the following acts:-

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(a)
to assign mortgage charge sell transfer or otherwise dispose of the whole or part of any properties or assets of the Borrower as the said Attorney shall think fit pursuant to the power of sale conferred by this Debenture, and to give a good and valid receipt and discharge for the proceeds thereof, and to do and execute all such deeds instruments agreements and documents and all such acts and things as may be necessary to give effect to the said memorandum of transfer, charge, assignment or other disposal;

(b)
to make application to the relevant authorities for the conversion of the land title(s) in respect of any of the properties or assets of the Borrower and subdivision amalgamation and partition of any properties or assets of the Borrower on the Borrower’s behalf and at the Borrower’s cost and expense as the said Attorney shall think fit;

(c)
to execute all whatsoever documents and do all whatsoever acts and things to effect maintain or renew any insurance on any properties or assets of the Borrower on the Borrower’s behalf and at the Borrower’s cost and expense as the said Attorney shall think fit;

(d)
to let lease licence or demise and grant sublease, sub licences of any properties or assets of the Borrower or any part thereof for any period and for such consideration and with and subject to such covenants conditions and restrictions or otherwise as the said Attorney shall think fit;

(e)
to demand sue for and collect and receive and give good and effectual receipts and discharges for the proceeds of sale of any properties of assets of the Borrower and for the rents and profits now due or henceforth to become due in respect of any properties or assets of the Borrower and use all lawful proceedings and means by distress or action or otherwise for recovering and receiving the said rents and for enforcing the performance of any covenants or agreements which any sub-lessee or tenant may be liable to perform and for evicting and ejecting or recovering damages from any tenant occupier or trespasser and for obtaining and retaining possession of any properties or assets of the Borrower or any part thereof occupied by any sub-lessee tenant or trespasser;

(f)
to delegate substitute and appoint from time to time one or more substitute Attorney or substitute Attorneys to act under or in place of the said Attorney with the same or more limited powers as are hereby given as the said Attorney shall think fit and from time to time at the said Attorney’s sole discretion to remove and/or re-appoint any substitute Attorneys;

(g)	to pay such person or persons any or all of the disbursements stamp duties fees charges legal and other expenses relating to or connected with the matters things or purposes herein referred to;

(h)
to commence prosecute enforce defend answer or oppose all actions and other legal proceedings and demands touching any of the matters aforesaid and also if thought fit to compromise refer to arbitration abandon submit to judgment or become non-suited to any such action;

(i)
to pay all taxes, rates, assessments charges, insurance expenses and other outgoings and expenses whatsoever required from time to time to be paid by the Borrower or chargeable upon the Borrower or on account of any properties or assets of the Borrower and to debit the same to the Borrower’s account(s) with the Lender as a sum secured by virtue of this Debenture;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(j)	to sign, seal, execute, deliver and register all deeds and other documents required in connection with all or any of the matters aforesaid;

(k)
to sign, seal, execute and deliver as the Borrower’s act and deed any deed document or instrument in writing and to do every other thing whatsoever which may be necessary for the completion or carrying out of the acts aforesaid or the purposes aforesaid; and

(l)
to do all the foregoing in any manner whatsoever and to do all other things as fully and effectually as the Borrower could do itself in connection therewith and also to do and perform all whatsoever acts matters and things necessary or expedient for the registration of this Power of Attorney and this Debenture;

Provided always that the powers of attorney granted herein shall only be exercisable by the Lender upon occurrence of an Event of Default.

15.3        Ratification:  The Borrower hereby ratifies and confirms and agrees to ratify and confirm whatever the Attorney shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in Clause 15.1 and further declares as follows:-

(a)	that this Debenture and the powers herein conferred has been given for valuable consideration and shall be irrevocable except with the written consent of the Lender;

(b)
that the Lender may act by the Borrower’s appointed Attorney or Attorneys in all acts documents matters and things and for all and any of the purposes aforesaid and for any purposes connected with or incidental thereto; and

(c)
that all receipts deeds matters and things which shall be given made executed or done by the said Attorney(s) or substitute Attorney(s) for all intents and purposes whatsoever shall have the same legal effect as if the same has been signed, sealed, delivered given made or done by the Borrower in the Borrower’s own person.

15.4        Substitute or delegate:  References in clause 7 and clause 13 to the Lender and the Receiver shall include references to any substitute or delegate appointed under clause 15.2.

15.5
Indemnity to the Attorney: The Borrower hereby further declares that the Attorney shall not be held responsible or liable to the Borrower for any loss or damage howsoever and whatsoever arising as a result of any act of the Attorney in the exercise of its powers under this Debenture and any matter or thing in relation thereto and the Borrower shall keep the Attorney indemnified and hold harmless against all costs, expenses and charges which the Attorney may incur in the exercise of the powers aforesaid.

15.6
Any third party referred to in this Clause 15 may enjoy the benefit or enforce the terms of this Clause 15 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

FURTHER PROVISIONS

16.1        Rights cumulative, waivers: The rights of the Lender under this Debenture are cumulative, may be exercised as often as it considers appropriate and are in addition to its rights under any applicable law. The rights of the Lender in relation to the Total Secured Amounts (whether arising under this Debenture or under any applicable law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

16.2        Time:  Time shall be of the essence in this Debenture.

16.3        Liens and other securities not affected: Nothing herein contained shall prejudice or affect any lien to which the Lender is entitled or any other securities which the Lender may at any time or from time to time hold for the Total Secured Amounts or any part thereof nor shall anything herein contained operate so as to merge or otherwise prejudice or affect any bill, note, guarantee, mortgage or other security which the Lender may for the time being have for any Total Secured Amounts or any rights or remedy of the Lender thereunder.

16.4        Consolidation of charges:  No statutory restriction on consolidation of charges shall apply in relation to any of the charges contained in this Debenture. Without prejudice to the generality of the foregoing, Section 21 of the Conveyancing and Law of Property Act, Chapter 61 of Singapore (“Property Act”) shall not apply to this Debenture.

16.5        Enforcement:

(a)           This Debenture is in addition to and not in substitution for any other rights or securities which the Lender may have under or by virtue of the Security Documents, or otherwise howsoever and may be enforced without first having recourse to the Security Documents or any of such other rights or securities and without taking any steps or proceedings against the Borrower or any other person.

(b)           As between the Lender and the Borrower, all or any of the Security Interest created or expressed to be created by or pursuant to this Debenture shall be enforceable, and the powers conferred by Section 24 of the Property Act as varied and extended by this Debenture shall be immediately exercise, upon the service of a Default Notice.

(c)           The Lender may exercise the statutory power of sale, of appointment a Receiver and the other statutory powers conferred on mortgagees by the Property Act as varied and extended by this Debenture free from the restrictions imposed by Section 25 of the Property Act.

16.6        Modification and Indulgence:  The Lender may at any time hereafter and without in any way affecting the rights powers and remedies conferred upon the Lender under this Debenture and/or any other Security Documents:-

(a)	grant to the Borrower or the Corporate Guarantor or any other person any time or indulgence; and/or

(b)	renew any bills notes or other negotiable instruments; and/or

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(c)
deal with exchange release or modify or abstain from perfecting or enforcing any securities or guarantees or rights which the Lender may now or at any time hereafter have from or against the Borrower or the Corporate Guarantor or any other person; and/or

(d)	compound with the Borrower or the Corporate Guarantor or any other person or surety.

16.7        Severability of Provisions: Every provision contained in this Debenture shall be severable and distinct from every other such provision and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining such provisions shall not in any way be affected thereby.

16.8        Suspense Account:   Any money received on the sale of the Charged Property or hereunder may be placed and kept to the credit of a non-interest bearing suspense account for so long as the Lender may think fit without any obligation in the meantime to apply the same or any part thereof in or towards discharge of any money or liabilities due or incurred by the Borrower under the Facilities Agreement. Notwithstanding any such payment in the event of any proceedings in or analogous to liquidation, composition or arrangement the Lender may prove for and agree to pay any dividend or composition in respect of the whole or any part of such money and liabilities in the same manner as if this security had not been created.

16.9        Reconstruction of the Lender and the Borrower: The security, liabilities and or obligations created by this Debenture shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation reconstruction or otherwise which may be made in the constitution of the Lender and similarly the security, liabilities and/or obligations created by this Debenture shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation, reconstruction or otherwise howsoever in the constitution of the Borrower, and it is expressly declared that no change of any sort whatsoever in relation to or affecting the Borrower shall in any way affect the security, liabilities and/or obligations created hereunder to any transaction whether past present or future.

16.10      Notices: Any notice or communication under or in connection with this Debenture shall be in writing and shall be delivered personally, or by post, or facsimile (followed by post) addressed to the respective parties given in this Debenture or at such other address as the recipient may have notified to the other parties hereto in writing. Proof of posting or despatch of any notice or communication to any party to this Debenture shall be deemed to be proof of receipt:-

(a)	if personally delivered, at the time of delivery;

(b)	in the case of posting, on the fifth (5th) day after posting; and

(c)	in the case of facsimile transmission, at the time the transmission report is received by the sender which purports to confirm that the addressee has received such facsimile in full and without error.

The following are the respective addresses and facsimile numbers of the parties hereto:-

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

ADDRESSES:

THE BORROWER

KULICKE & SOFFA PTE. LTD.
(registration number 199902120H)
Address: No. 6 Serangoon North Ave 5, #03-16 Singapore 554910
Fax No: (65) 68809488
Attention: Jonathan H. Chou

THE LENDER

DBS BANK LTD.
Address:	6 Shenton Way, 43rd Floor
   DBS Building Tower One
   Singapore 068809
Fax:	(65) 62242742
Attention: Rita Rai / Albert Ng

16.11      Governing law: This Debenture is governed by, and shall be construed in accordance with, the laws of Singapore. The parties hereby irrevocably and unconditionally submit to the non-exclusive jurisdiction of the courts of Singapore to hear and determine suit, action or proceeding, and to settle any dispute which may arise out of or in connection with this Debenture, waives any objection which the Borrower may have at any time to such courts being nominated as the forum to hear and determine any proceedings and agrees not to claim that any court is not a convenient or appropriate forum. Nothing in this clause 16.11 shall limit the right of the Lender to take proceedings against the Borrower in any other court of competent jurisdiction nor shall the taking of proceedings in one or more jurisdictions preclude the Lender from taking proceedings in any other jurisdiction, whether concurrently or not.

16.12      Stamp duties: The Borrower shall upon notice from the Lender pay or cause to be paid all stamp duties, fees or other charges payable on or incidental to the execution, issue, delivery and registration of this Debenture (including any penalties for late payment thereof attributable to default by the Borrower) and any documents related thereto; and shall reimburse the Lender for any such duties, fees or other charges paid by the Lender.

16.13     Costs: The Borrower shall be liable to pay all fees and reasonable expenses in connection with or incidental to this Debenture including the Lender's solicitors' fees (on a solicitor and client basis) in connection with the preparation, execution of this Debenture and the documents related thereto. If the Total Secured Amounts or any part thereof shall be required to be recovered through any process of law, or if the Total Secured Amounts of any part thereof shall be placed in the hands of solicitors for collection, the Borrower shall pay (in addition to the monies then due and payable and hereby secured) the Lender's solicitors fees (on a solicitor and client basis) and any other fees and expenses incurred in respect of such collection.

16.14      English Language: All notices or communication or any other documents provided under or in connection with this Debenture shall be in the English language or if in any other language, at the request of the Lender, be accompanied by a certified translation in English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail except in the case of a statutory or official document under which the text is the original, the statutory or official document shall prevail.

16.15      Defects in Borrowing Powers: Where any monies are owing and secured by this Debenture, they shall be deemed to be so owing and so secured notwithstanding any defect informality or insufficiency in the borrowing powers of the Borrower or in the exercise thereof which might have been a defence as between the Borrower and/or the Lender.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

16.16      Concurrent Proceedings: Notwithstanding any provision hereof, it is hereby expressly agreed that upon default or breach by the Borrower of any term, covenant, stipulation and/or undertaking herein provided and/or contained in the Facilities Agreement or the Security Documents and on the part of the Borrower to be observed and performed, the Lender shall thereafter have the right to exercise all or any of the remedies available whether by this Debenture, the Facilities Agreement  and  the  Security Documents  or  by  statute  or otherwise and shall be entitled to exercise such remedies concurrently, including pursuing all remedies of sale or possession and civil suit to recover all monies due and owing to the Lender.

16.17      Statement of Account: A statement of account in writing duly certified by any authorised officers of the Lender showing the indebtedness of the Borrower or any judgement recovered by Lender against the Borrower in respect of such indebtedness shall be binding and conclusive evidence against the Borrower in all courts of law and elsewhere.

16.18      Assignment of Benefits:

(a)	The Borrower shall not assign or transfer any of its rights or obligations under this Debenture.

(b)
The Lender may upon giving notice to the Borrower and at the cost and expense of the Borrower assign its rights under this Debenture or any part thereof or transfer its obligations hereunder or any part thereof, subject to the terms of this Debenture, and for this purpose may disclose to a potential assignee or transferee such information about the Borrower as shall have been made available to the Lender. Where the Lender transfers its obligations or any part thereof, the Borrower shall execute such documents as are reasonably necessary to release the Lender to the extent of the transfer and join the transferee as a party hereto.

16.19      All payment received to be payment in gross:  All monies received from or on account of the Borrower or from any other person (including but not limited to any surety) or from the realisation of the security created by this Debenture or any security or otherwise for the purpose of being applied in the reduction of the account of the Borrower or of the monies covenanted to be paid as hereinbefore provided shall be treated for all purposes as payments in gross and not as appropriated or attributable to any specific part or item of the said monies covenanted to be paid even if appropriated thereto by the Lender. All securities now or at any time held by the Lender shall be treated as security for the said general balance. The Borrower or any other person or persons claiming under the Borrower shall have no claim to such securities or to any part thereof or any interest therein unless and until the Lender has received the full amount owing to the Lender by the Borrower.

16.20	Consolidation and Set Off:-

(a)
Following the declaration of an Event of Default under clause 13.1 of the Facilities Agreement, the Lender may, without notice to the Borrower , combine or consolidate or merge all or any of the Borrower’s accounts with, and liabilities to, the Lender and may set off or, transfer or apply any sum standing to the credit of any such accounts in or towards satisfaction of any of the Borrower’s liabilities to the Lender under this Debenture and/or the Facilities Agreement, and may do so notwithstanding that the obligation of the Borrower or the Lender are primary or collateral, booked or payable at different branches (including branches outside Singapore), or the balances on such accounts and the liabilities may not be expressed in the same currency and the Lender is hereby authorised to effect any necessary conversions at the then prevailing spot buying rate quoted by or available to the Lender. If the amount of an obligation is unascertained, the Lender may estimate that amount and set-off or debit based on the estimated amount subject to a final settlement being made between the Borrower and the Lender when the amount of the obligation is ascertained.  The foregoing shall be without prejudice and in addition to any rights of set-off, combination of accounts, lien, security or other right to which the Lender is at any time otherwise entitled to (whether by operation of law, contract or otherwise).

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

(b)
It is hereby expressly agreed and declared that this Debenture shall not be satisfied until and unless on payment by the Borrower of not only all monies secured hereby but also all monies secured by any other agreements or security created by the Borrower in favour of or vested in the Lender to secure the Facilities or all other monies outstanding or payable by the Borrower to the Lender.

16.21      Service of Legal Process: The service of any legal process shall be in writing and may be given personally or by prepaid registered post sent to the address provided under Clause 16.10.

16.22      Variation of Terms: Any term of this Debenture may be amended, varied or waived in accordance with the provisions set out in the Facilities Agreement.

16.23      Immunity: Neither the Borrower nor any of the assets of the Borrower (including the Charged Property) has any right to immunity in any jurisdiction or court from any set off, legal proceedings, attachment prior judgment or other legal process on the grounds of sovereignty or otherwise, and to the extent that the Borrower may acquire such right to immunity, the Borrower hereby irrevocably waives such right to immunity.

16.24	Contracts (Rights of Third Parties) Act:

(a)           Unless expressly provided to the contrary in this Debenture, a person not a party to this Debenture has no right under the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore to enforce or to enjoy the benefit of any term of this Agreement.

(b)           Notwithstanding any terms of this Debenture, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of this Debenture.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

IN WITNESS WHEREOF the parties have hereunto set their respective seals and hands the day and year first abovewritten.

THE BORROWER

The Common Seal of	)
KULICKE & SOFFA PTE. LTD	)
(registration number 199902120H))
was hereunto affixed	)
in the presence of:-)

/s/ Bruno Guilmart	/s/ Jonathan Chou

Director	Director

AUTHENTICATION

I, Yeong Wai Cheong , an Advocate and Solicitor of the Supreme Court of the Republic of Singapore practising in Singapore hereby certify that on 28 March 2011, the common seal of by KULICKE & SOFFA PTE. LTD. (registration number 199902120H) was duly affixed to the above written instrument in my presence in accordance with the the Articles of Association of KULICKE & SOFFA PTE. LTD. (which Articles of Association have been produced and shown to me).

Witness my hand this 28 March 2011.

/s/ Yeong Wai Cheong
Advocate & Solicitor
Singapore

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Debenture

THE LENDER

SIGNED by ONG KAH THYE	) DBS BANK LTD.
for and on behalf of DBS BANK LTD.	) (registration number 196800306E)
(registration number 196800306E)	) By its Attorney
in the presence of :- Ng Theng Tuck Albert

/s/ Ng Theng Tuck Albert	)
)
/s/ Ong Kah Thye

Dated the 4th day of April 2011

SHORT TERM LOAN FACILITY OF UP TO USD12,000,000.00
REVOLVING CREDIT FACILITY OF UP TO USD8,000,000.00

DEBENTURE

Between

KULICKE & SOFFA PTE. LTD.
(registration number 199902120H)
(the Borrower)

And

DBS BANK LTD.
(registration number 196800306E)
 (the Lender)